FIRST AMENDMENT TO
FIRST RESTATED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO FIRST RESTATED REVOLVING CREDIT AGREEMENT
(this "Amendment") is dated as of July 31, 2003 and is among K. HOVNANIAN MORTGAGE, INC., a New Jersey corporation, and K. HOVNANIAN AMERICAN MORTGAGE, L.L.C., a New Jersey limited liability company (collectively, the "Borrowers"), GUARANTY BANK, BANK OF AMERICA, N.A., BANK ONE, NA, COMERICA BANK, NATIONAL CITY BANK OF KENTUCKY, a national banking association , and U.S. BANK NATIONAL ASSOCIATION (together with any successors and assigns thereof, hereinafter referred to individually as a "Lender" and collectively as the "Existing Lenders"), COLONIAL BANK and WASHINGTON MUTUAL BANK, FA (together with any successors and assigns thereof, hereinafter referred to individually as a "Supplemental Lender" and collectively as the "Supplemental Lenders") and GUARANTY BANK, a federal savings bank, as Agent for the Lenders under the Credit Agreement (the "Agent").

RECITALS

The Borrowers, the Agent and the Existing Lenders are parties to a certain First Restated Revolving Credit Agreement dated as of March 7, 2003 (the "Credit Agreement"), pursuant to which the Existing Lenders have agreed to provide a revolving credit facility to Borrowers on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

The parties hereto desire to modify the Commitments and certain other provisions of the Credit Agreement.
NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions. The following definitions in Article I of the Credit Agreement are hereby amended in their entirety to read as follows:
	"`Aggregate Commitment' means, as of any date, the aggregate of the Lenders' then current Commitments under this Agreement, as reduced or increased from time to time, but in no event shall the Aggregate Commitment exceed $200,000,000 without the approval of the Borrowers, the Agent and all of the Lenders."
	"`Swingline Amount' means $7,000,000."
	"`Termination Date' means July 29, 2004 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

2. Maximum Loans Available to either Borrower.  Section 2.1.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (2) thereof, deleting the period and adding the word "and" at the end of subsection (3) thereof, and adding thereafter the following new subsection (4) to read as follows:
"(4)	the aggregate principal balance then outstanding of all
Loans made to either Borrower shall not exceed $198,999,999."

3. Borrowing Base Sublimits by Category.  Section 2.1.2 of the
Credit Agreement is hereby amended in its entirety to read as follows:
"2.1.2	Borrowing Base Sublimits by Category.  The maximum
amount that can be credited toward the Borrowing Base from certain categories of Eligible Collateral shall be limited so that the Borrowing Base value determined under:
(1)	clause (ii) of the definition thereof (Eligible Non-
Conforming Mortgage Loans) shall not exceed fifteen percent (15%)
of the Aggregate Commitment;
(2)	clause (iii) of the definition thereof (Eligible
Jumbo Mortgage Loans) shall not exceed thirty percent (30%) of the Aggregate Commitment; and
(3)	clause (iv) of the definition thereof (Eligible
Oversize Jumbo Mortgage Loans) shall not exceed five percent (5%) of the Aggregate Commitment."

4. Application of Proceeds. Section 8.8 of the Credit Agreement is hereby amended by deleting clause FIFTH thereof and adding the following new clauses FIFTH and SIXTH in place thereof:
"FIFTH, to the extent proceeds remain after application under the preceding subparagraphs, to the payment of the Rate Management Obligations secured by the Security Agreement, until such amounts are paid in full; and
SIXTH, to the payment to the Borrowers, or to their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds."

5. Commitment Increases. Section 12.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

"12.4	Commitment Increases.
	12.4.1	Increases to Aggregate Commitment.  The
Borrowers shall have the right to increase the Aggregate Commitment by obtaining additional Commitments, either from one or more of the Lenders or another lending institution provided that (A) the Agent has approved the identity of any such new Lender, such approval not to be unreasonably withheld, (B) any such new Lender assumes all of the rights and obligations of a "Lender" hereunder, and (C) the procedure described in Section
12.4.2 has been complied with, provided further that the Aggregate Commitment shall not at any time exceed $200,000,000 without the approval of the Agent and all of the Lenders.

	12.4.2	Procedure for Increases and Addition of New
Lenders. This Agreement permits certain increases in a Lender's Commitment and the admission of new Lenders providing new Commitments, none of which require any consents or approvals from the other Lenders. Any amendment hereto for such an increase or addition shall be in the form attached hereto as Exhibit "K" and shall only require the written signatures of the Agent, the Borrowers and the Lender(s) being added or increasing their Commitment, subject only to the approval of all Lenders if any such increase would cause the Aggregate Commitment to exceed $200,000,000. In addition, within a reasonable time after the effective date of any increase, the Agent shall, and is hereby authorized and directed to, revise Schedule "2" reflecting such increase and shall distribute such revised Schedule to each of the Lenders and the Borrowers, whereupon such revised Schedule shall replace the old Schedule and become part of this Agreement. On the Business Day following any such increase, all outstanding Fed Funds Advances and Alternate Base Rate Advances shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders' respective revised Primary Commitment Percentages. Eurodollar Advances shall not be reallocated among the Lenders prior to the expiration of the applicable Interest Period in effect at the time of any such increase."

6. Modifications to Commitments. Each of the Existing Lenders and the Supplemental Lenders, hereby agrees that from and after the date hereof it shall have a Commitment in the amount set forth opposite its name in Column (A) of Schedule 2 attached hereto, resulting in a new Aggregate Commitment of $200,000,000 as of the date hereof, and each of the Supplemental Lenders hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. The Borrower shall execute and deliver to each of the Supplemental Lenders as of the date hereof, a new Note in the form attached to the Credit Agreement as Exhibit A to evidence the new Commitment of such Supplemental Lender.

7. Corrections to Cross References.
(a) The reference in Section 2.15 to "Section 2.14" is hereby amended to refer to "Section 2.12".
(b) The references in Section 7.2 to "Section 2.11.2" and
"Section 2.11.4" are hereby amended to refer to "Section 2.9.2" and "Section 2.9.4, respectively.

8. Schedules. The Credit Agreement is hereby amended by substituting Schedule 2, Commitments and Commitment Percentages, and
Schedule 3, List of Approved Investors, to this Amendment for Schedule 2 and Schedule 3, respectively, to the Credit Agreement.

9. Effective Date. This Amendment shall become effective as of the date first above written when and only when Agent shall have received, at Agent's office,
(a) a duly executed counterpart of this Amendment,
(b) Notes to the Supplemental Lenders described in Section 6 above,
(c) a duly executed Consent and Agreement in the form attached hereto,
(d) a duly executed certificate of the secretary of each Borrower in form acceptable to Agent, and
(e) an opinion of counsel to Borrowers and Parent in form acceptable to Agent.

10. Miscellaneous.
(a) All references to the Credit Agreement in the Loan Documents shall be deemed to refer to the Credit
Agreement as amended by this Amendment.
(b) Borrowers hereby represent and warrant to the Lenders that on the date of execution hereof, both prior to and after giving effect to this Amendment, (i) the representations and warranties of Borrower contained in the Loan Documents are accurate and complete in all respects, and (ii) no Default or Unmatured Default has occurred and is continuing.
(c) In all other respects, the Credit Agreement and the other Loan Documents are and remain unmodified and in full force and effect and are hereby ratified and confirmed.
This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
(d) Borrowers agree to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.
(e) This Amendment may be executed in counterparts which, taken together, shall constitute a single document. This Amendment may be duly executed by facsimile or other electronic transmission

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

					K. HOVNANIAN MORTGAGE, INC.


					By:
					Name:
					Title:


					K. HOVNANIAN AMERICAN
					MORTGAGE, L.L.C.


					By:
					Name:
					Title:



THE STATE OF NEW JERSEY	)
			)
COUNTY OF MONMOUTH	)


	This instrument was acknowledged before me on            , 2003, by
Kevin C. Hake, Vice President-Finance and Treasurer of K. Hovnanian Mortgage, Inc., a New Jersey corporation, on behalf of said corporation.



				Notary Public, State of New Jersey



				(printed name)

My Commission Expires:





THE STATE OF NEW JERSEY	)
			)
COUNTY OF MONMOUTH	)


	This instrument was acknowledged before me on              , 2003 by
Kevin C. Hake, Vice President-Finance and Treasurer of K. Hovnanian
American Mortgage, L.L.C., a New Jersey limited liability company, on behalf of said company.



				Notary Public, State of New Jersey


				(printed name)

My Commission Expires:



				GUARANTY BANK, individually and
				as Agent


				By:
				Name:
				Title:


				BANK OF AMERICA, N.A.


				By:
				Name:
				Title:

				BANK ONE, NA


				By:
				Name:
				Title:


				COLONIAL BANK

				By:
				Name:
				Title:


				COMERICA BANK


				By:
				Name:
				Title:


				NATIONAL CITY BANK OF KENTUCKY


				By:
				Name:
				Title:


				U.S. BANK NATIONAL ASSOCIATION


				By:
				Name:
				Title:


				WASHINGTON MUTUAL BANK, FA


				By:
				Name:
				Title:


CONSENT AND AGREEMENT


	Hovnanian Enterprises, Inc. hereby consents to the provisions of this Amendment as of the date thereof and the transactions contemplated herein, and hereby ratifies and confirms the Keep-Well Agreement dated as of June
7, 2002 made by it for the benefit of Lender and the Subordination
Agreement dated as of June 7, 2002 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


				HOVNANIAN ENTERPRISES, INC.


				By:
				Name:
				Title:



SCHEDULE 2


COMMITMENTS AND COMMITMENT PERCENTAGES


LENDER
	(A)


COMMITMENT	(B)
COMMITMENT
PERCENTAGE
(A Aggregate
Commitment)	(C)


SWINGLINE
AMOUNT

Guaranty Bank		$35,000,000     17.500000%     $7,000,000
Bank of America
                 	$30,000,000     15.000000%
Washington Mutual
	                $29,000,000	14.500000%
Bank One
                	$25,000,000	12.500000%
US Bank
	                $25,000,000	12.500000%
Colonial Bank
                	$24,000,000	12.000000%
Comerica
	                $17,000,000	8.500000%
National City Bank
	                $15,000,000	7.500000%



SCHEDULE "3"
LIST OF APPROVED INVESTORS

CHASE MANHATTAN MORTGAGE CORPORATION
COUNTRYWIDE HOME LOAN, INC.
FLAGSTAR BANCORP
FEDERAL HOME LOAN MORTGAGE CORPORATION
FEDERAL NATIONAL MORTGAGE ASSOCIATION
FIRST HORIZON BANCORP
FIRST NATIONWIDE MORTGAGE
GREENPOINT MORTGAGE CORPORATION
GUARANTY RESIDENTIAL LENDING
IMPAC FUNDING CORPORATION
INDYMAC BANK
NATIONAL CITY BANK
OHIO SAVINGS BANK
RESIDENTIAL FUNDING CORPORATION
VALLEY NATIONAL BANK
WASHINGTON MUTUAL
WELLS FARGO

CHASE MANHATTAN FUNDINg
COUNTRYWIDE HOME LOAN, INC.
IMPAC FUNDING CORPORATION
RBNG, INC.
RESIDENTIAL FUNDING CORPORATION
US BANK CORPORATE TRUST SERVICES

033544 000195 DALLAS 1612922_5.DOC 2 FIRST AMENDMENT TO FIRST RESTATED REVOLVING CREDIT AGREEMENT [K. Hovnanian
033544 000195 DALLAS 1612922_5.DOC
	FIRST AMENDMENT TO FIRST RESTATED
	REVOLVING CREDIT AGREEMENT [K. Hovnanian
	FIRST AMENDMENT TO FIRST RESTATED
	REVOLVING CREDIT AGREEMENT [K. Hovnanian]
033544 000195 DALLAS 1612922_5.DOC
	FIRST AMENDMENT TO FIRST RESTATED
	REVOLVING CREDIT AGREEMENT [K. Hovnanian]